Exhibit 10.10

AMENDMENT NO. 3 TO THE
CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 3 (this “Amendment”) dated as of March 13, 2015, by and among Five Star Quality Care, Inc., a Maryland corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto as “Guarantors” (the “Guarantors”), each of the Lenders party hereto (the “Lenders”), and JFIN BUSINESS CREDIT I LLC (as assignee of Jefferies Finance LLC), as Administrative Agent and Collateral Agent (together with its successors and assigns, the “Agent”).

WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and certain other parties have entered into that certain Credit and Security Agreement dated as of March 18, 2010 (as amended and as the same may from time to time be further amended or otherwise modified, the “Credit Agreement”);  and

WHEREAS, the Borrower has requested and the Lenders and the Agent have agreed to make certain amendments to the Credit Agreement as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Amendments.

(a)The parties hereto hereby agree that the term “EBITDA” in Section 1.01 of the Credit Agreement is hereby amended, effective as of October 1, 2014, by deleting such definition in its entirety and inserting the following in lieu thereof:

‘“EBITDA” shall mean, with respect to Borrower and its consolidated Subsidiaries for any period (without duplication): (A) net income (loss) of such Persons for such period determined on a consolidated basis, exclusive of the following (but only to the extent included in determination of such net income (loss)):  (i) depreciation and amortization, including amortization of intangibles pursuant to Statement of Financial Accounting Standards number 141 and the like; (ii) Interest Expense; (iii) income tax expense; (iv) extraordinary or non-recurring non-cash losses, (v) extraordinary or non-recurring cash losses or charges (excluding any extraordinary or non-recurring cash losses or charges of the type set forth in the immediately following subclauses (vi) or (vii)) in aggregate amount from the Closing Date until March 31, 2015 (after which date no such losses or charges may be added back), not to exceed $4,000,000 and not to exceed in the aggregate $2,000,000 during any period of four consecutive fiscal quarters, (vi) the accrual of non-recurring cash charges in an aggregate amount not to exceed $8,500,000 in connection with Medicare compliance deficiencies, and (vii) an amount up to $2,500,000 in the aggregate for legal fees and other expenses in connection with the charges set forth in the immediately preceding subclause (vi), minus (B) (i) the aggregate amount of cash payments made with respect to the charges set forth in the subclause (A)(vi) above, (ii) extraordinary or non-recurring non-cash gains, and (iii) extraordinary or non-recurring cash gains in excess in the aggregate amount since the Closing Date of $4,000,000 or in excess in the aggregate of $2,000,000 during any period of four consecutive fiscal quarters.  If Borrower or any Subsidiary has acquired or disposed of (whether by purchase, merger, or otherwise), any of the assets of, or a majority of the Equity Interests in, a Person or a division, line of business or other business unit of a Person during the relevant period for determining compliance with the financial covenants set forth in Section 6.01, EBITDA for the relevant period shall be calculated for such purposes on a Pro Forma Basis.  Any such pro forma calculations may include operating and other expense reductions and other adjustments for such period resulting from any acquisition that is being given pro forma effect to the extent that such operating and other expense reductions and other adjustments (a) are of the type that would be permitted pursuant to Article Xl of Regulation S‑X or (b) are reasonably consistent with the purposes of Regulation S‑X as determined in good faith by Borrower and agreed to by the Administrative Agent.’

Section 2.  Effect of Amendment.  The Agent and the Lenders agree that after giving effect to the terms of this Amendment, the Borrower and its Subsidiaries shall not be deemed, solely by virtue of their failure to comply with Medicare billing, recordkeeping, reporting and related practices prior to March 31, 2015, to be unable make or renew, in compliance with Section 4.02 of the Credit Agreement, any representation and warranty under the paragraphs set forth below (subject to the qualifications and limitations set forth below), so long as in each case, at the time such representation is made or renewed, the Borrower is in compliance with its financial covenants under Section 6.01 of the Credit Agreement and is otherwise in compliance with the terms and conditions of the Credit Agreement:

(a)Section 3.01 (e) of the Credit Agreement other than the second to last sentence of such Section which shall be required to be given, but, solely with respect to the effect of Medicare billing, recordkeeping, reporting and related practices prior to March 31, 2015, shall be subject to a “Material Adverse Effect” qualifier;

(b)Section 3.01(w) of the Credit Agreement other than the last sentence which shall be required to be given, but, solely with respect to the effect of Medicare billing, recordkeeping, reporting and related practices prior to March 31, 2015, shall be subject to a “Material Adverse Effect” qualifier;

(c)Section 3.01(x); and

(d)Section 3.01 (y) of the Credit Agreement which shall be required to be given, but, solely with respect to the effect of Medicare billing, recordkeeping, reporting and related practices prior to March 31, 2015, shall be subject to a “Material Adverse Effect” qualifier.

Section 3.  Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions, in each case, to the satisfaction of the Agent:

(a)Amendment.  The Agent shall have received this Amendment duly executed by each party hereto;

(b)No Default.  The Borrower and each other Loan Party shall be in compliance in all material respects with all the terms and provisions of the Credit Agreement and in each other

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Loan Document on its part to be observed or performed, and immediately after giving effect hereto, no Default shall have occurred and be continuing;

(c)Representations and Warranties.  After giving effect to this Amendment, each of the representations and warranties made by any Loan Party set forth in Loan Document shall be true and correct in all material respects on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(d)Officers’ Certificate.  The Agent shall have received a certificate, dated the date of the Amendment and signed by the chief executive officer or the chief financial officer of Borrower, confirming compliance with the conditions precedent set forth in this Section 4; and

(e)Costs and Expenses.  The Borrower shall have paid to the Agent all costs and expenses (including reasonable attorneys’ fees) required to be paid in connection with this Amendment.

Section 4.  Miscellaneous.

(a)Representations by each Loan Party.  Each Loan Party hereby repeats and reaffirms all representations and warranties made by such Loan Party to the Lender in the Credit Agreement and the other Loan Documents to which it is a party with the same effect as though made on and as of the date of this Amendment (after giving effect to this Amendment), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date).  Each Loan Party hereby represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.

(b)Reaffirmation of Guaranty by Guarantors.  Each Guarantor hereby reaffirms its continuing obligations to the Lenders and the Agent under Article VII of the Credit Agreement.

(c)Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.  This Amendment shall be a Loan Document under the Credit Agreement.

(d)Expenses.  The Borrower shall reimburse the Agent upon demand for all costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

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(e)Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(f)GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(g)Effect.  Except as expressly herein modified, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

(h)Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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(i)Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

FIVE STAR QUALITY CARE, INC., as Borrower
By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

[Signature Page – Amendment No. 3]

JFIN BUSINESS CREDIT I LLC, as Administrative Agent, Collateral Agent and a Lender
By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

CIT FINANCE LLC, as a Lender
By:	/s/ William J. Fitzgerald
	Name:	William J. Fitzgerald
	Title:	Director

[Signature Page – Amendment No. 3]

GUARANTORS:

Five Star Quality Care-CA, Inc.

Five Star Quality Care-IA, Inc.

Five Star Quality Care-NE, Inc.

Five Star Quality Care-AZ, LLC

Five Star Quality Care-CA, LLC

Five Star Quality Care-Colorado, LLC

Five Star Quality Care-CT, LLC

Five Star Quality Care-GA, LLC

Five Star Quality Care-IA, LLC

Five Star Quality Care-MO, LLC

Five Star Quality Care-NE, LLC

Five Star Quality Care-WI, LLC

Five Star Quality Care-WY, LLC

Five Star Quality Care-FL, LLC

Five Star Quality Care-KS, LLC

Five Star Quality Care-MD, LLC

Five Star Quality Care-VA, LLC

FS Lafayette Tenant Trust

FS Leisure Park Tenant Trust

FS Lexington Tenant Trust

FS Tenant Pool I Trust

FS Tenant Pool II Trust

FS Tenant Pool III Trust

FS Tenant Pool IV Trust

Morningside of Belmont, LLC

Morningside of Gallatin, LLC

Morningside of Springfield, LLC

FIVE STAR QUALITY CARE-CA II, LLC

FIVE STAR QUALITY CARE TRUST

By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

[Signature Page – Amendment No. 3]

Morningside of Alabama, L.P.

Morningside of Anderson, L.P.

Morningside of Athens, Limited Partnership

Morningside of Columbus, L.P.

Morningside of Dalton, Limited Partnership

Morningside of Decatur, L.P.

Morningside of Evans, Limited Partnership

Morningside of Greenwood, L.P.

Morningside of Kentucky, Limited Partnership

By:	LifeTrust America, Inc., its General Partner
By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

ANNAPOLIS HERITAGE PARTNERS, LLC

COLUMBIA HERITAGE PARTNERS, LLC

ENCINITAS HERITAGE PARTNERS, LLC

FREDERICK HERITAGE PARTNERS, LLC

HAGERSTOWN HERITAGE PARTNERS, LLC

MORNINGSIDE OF CONCORD, LLC

MORNINGSIDE OF GASTONIA, LLC

MORNINGSIDE OF GREENSBORO, LLC

MORNINGSIDE OF RALEIGH, LLC

MORNINGSIDE OF PARIS, LLC

MORNINGSIDE OF WILLIAMSBURG, LLC

NEWARK HERITAGE PARTNERS I, LLC

NEWARK HERITAGE PARTNERS II, LLC

REDLANDS HERITAGE PARTNERS, LLC

STOCKTON HERITAGE PARTNERS, LLC,

 each a Delaware limited liability company

By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

[Signature Page – Amendment No. 3]

FIVE STAR QUALITY CARE - GHV, LLC

FIVE STAR QUALITY CARE - IL, LLC

FIVE STAR QUALITY CARE - IN, LLC

FIVE STAR QUALITY CARE - MN, LLC

FIVE STAR QUALITY CARE - MS, LLC

FIVE STAR QUALITY CARE – NORTH CAROLINA, LLC

FIVE STAR QUALITY CARE - NJ, LLC

FIVE STAR QUALITY CARE - NS OPERATOR, LLC

FIVE STAR QUALITY CARE - NS OWNER, LLC

FIVE STAR QUALITY CARE - NS TENANT, LLC

FIVE STAR QUALITY CARE - OBX OPERATOR, LLC

FIVE STAR QUALITY CARE - OBX OWNER, LLC

FIVE STAR QUALITY CARE - TX, LLC

FS COMMONWEALTH LLC

FS PATRIOT LLC

FSQC-AL, LLC,

 each a Maryland limited liability company

By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

[Signature Page – Amendment No. 3]

MORNINGSIDE OF FAYETTE, L.P., a Delaware limited partnership
By:	LIFETRUST AMERICA, INC., its general partner
By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

FRESNO HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP ROSEVILLE HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
By:	SOMERFORD PLACE LLC, its general partner
By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

[Signature Page – Amendment No. 3]